American Airlines, Inc.
6-1162-CLO-1049  Page 5

6-1162-CLO-1049

American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport
Texas 75261-9616

Subject:                      CS1 Matters

Reference:	(a)	Purchase Agreement No. 3219 (the Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 787-923 aircraft (the Aircraft)

(b)           Supplemental Exhibit CS1 entitled 787 Product Support Document

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

This letter sets forth terms and conditions, which are beyond Boeing’s normal product support offering as set forth in reference (b).

1.           Part 1, paragraph 5.9 regarding Additional Terms and Conditions.

The following sentence is hereby added to the end of paragraph 5.9 of Part 1 of reference (b):

“[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].”

2.           Part 2, paragraph 1.1 regarding Field Service Representation.

The following paragraph replaces and supersedes paragraph 1.1 of Part 2 of reference (b):

“[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].”

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

3.           Part 2, par. 2.1.4 regarding Engineering Support Services.

The following paragraph replaces and supersedes paragraph 2.1.4 of Part 2 of reference (b):

“[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].”

4.	Part 3, par. 6 regarding Revisions.

The following paragraphs are added after paragraph 6.1 of Part 3 of reference (b):

“6.2           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

6.3           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

6.4           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

P.A. No. 3219
CS1 Matters Rev.: 04/03/08
BOEING PROPRIETARY

American Airlines, Inc.
6-1162-CLO-1049  Page 5

5.	Part 3, par. 7 regarding Supplier Technical Data.

The following paragraphs are added following paragraph 7.3 of Part 3 of reference (b):

“7.4           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

7.5           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

           7.6           Customer will be supplied with the following supplier technical data for repairable equipment:

(i)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY
WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];

(ii)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY
WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];

(iii)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY
WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];

(iv)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY
WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];

(v)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY
WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]”

6.           Part 6 regarding Other.

Part 6 entitled “Other” as set forth below is hereby added to reference (b).

“787 CUSTOMER SUPPORT DOCUMENT

PART 6:   OTHER

1           Additional Technical Data and Documents.

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].”

7.           Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned, in whole or in part, without the prior written consent of Boeing.

P.A. No. 3219
CS1 Matters Rev.: 04/03/08
BOEING PROPRIETARY

American Airlines, Inc.
6-1162-CLO-1049  Page 5

8.           Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties.  Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

Very truly yours,

THE BOEING COMPANY

By

Its           Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:                                , 2008

AMERICAN AIRLINES, INC.

By

Its

P.A. No. 3219
CS1 Matters Rev.: 04/03/08
BOEING PROPRIETARY